EXHIBIT B-3


                                PROXY RELATING TO

                           CUMULATIVE PREFERRED STOCK

                                       OF

                            MONONGAHELA POWER COMPANY

                     For Approval of the Proposed Amendment
                         Pursuant to the Proxy Statement
                                 Dated [ ], 2000


  THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2000, OR ON SUCH DATE TO WHICH THE MEETING IS
                            ADJOURNED OR POSTPONED.


                   TO: GEORGESON SHAREHOLDER SECURITIES CORP.
                                 (212) 440-9800

                            By Mail, Hand or Courier:
                           17 State Street, 10th Floor
                            New York, New York 10004

                                  By Facsimile:
                                 (212) 440-9009


         ANY PREFERRED SHAREHOLDER WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS PROXY SHOULD CONTACT GEORGESON AT (800) 223-2064.

         Capitalized terms used herein but not defined herein have the meaning given to them in the Proxy Statement.

                                      PROXY

         The undersigned hereby appoints [ ] or [ ], or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of the cumulative preferred stock (the "Shares") of Monongahela Power Company (the "Company") which the undersigned is entitled to vote at the Special Meeting of shareholders to be held on [ ], 2000, or any adjournment(s) or postponement(s) thereof.

NOTE: PROXIES SHOULD BE DELIVERED TO GEORGESON (NOT TO THE COMPANY). IN NO EVENT SHOULD YOU SEND ANY SHARE CERTIFICATES WITH THIS PROXY.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted on in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

         INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTING FOR ITEM 1.

     ITEM 1

         To amend the Articles of Organization and By-laws to delete in its entirety Section 1.5(11)(a), limiting the Company's ability to issue unsecured indebtedness.


         [ ] FOR                [ ] AGAINST             [ ] ABSTAIN


NOTE: IF SHARES ARE BEING VOTED "FOR" THE PROPOSED AMENDMENT, THE SUBSTITUTE FORM W-9 BELOW SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE CASH PAYMENT.

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" THE PROPOSED AMENDMENT AND OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company such holder's entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

         Please check box if you plan to attend the Special Meeting. [ ]

================================================================================
             DESCRIPTION OF SECURITIES AS TO WHICH PROXIES ARE GIVEN
--------------------------------------------------------------------------------

                                SERIES OF      SHARE      TOTAL NUMBER OF SHARES
 NAME(S) AND ADDRESS(ES) OF     PREFERRED    CERTIFICATE   REPRESENTED BY SHARE
    REGISTERED HOLDER(S)          STOCK*      NUMBER(S)        CERTIFICATE(S)
--------------------------------------------------------------------------------

                                ---------    -----------  ----------------------

                                ---------    -----------  ----------------------

                                ---------    -----------  ----------------------

                                ---------    -----------  ----------------------

                                ---------    -----------  ----------------------

                                TOTAL NUMBER OF SHARES: ........................

--------------------------------------------------------------------------------

* THE FIVE SERIES OF PREFERRED STOCK CONSIST OF THE 4.40% SERIES, OF WHICH 90,000 SHARES ARE OUTSTANDING; THE 4.80% SERIES B, OF WHICH 40,000 SHARES ARE OUTSTANDING; THE 4.50% SERIES C, OF WHICH 60,000 SHARES ARE OUTSTANDING; THE 6.28% SERIES D, OF WHICH 50,000 SHARES ARE OUTSTANDING; AND THE 7.73% SERIES L, OF WHICH 500,000 SHARES ARE OUTSTANDING.
--------------------------------------------------------------------------------

Please complete if applicable:

--------------------------------------------------------------------------------
                                    SIGN HERE


 ...............................................................................

 ................................................................................
                      Signature(s) of Registered Holder(s)

Dated: .........................................................................

Name(s): .......................................................................

 ................................................................................
                                 (Please Print)

Capacity (full title): .........................................................

Address: .......................................................................

 ...............................................................................
                               (Include Zip Code)

Area Code and Telephone No.: ...................................................

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.


                            GUARANTEE OF SIGNATURE(S)

Authorized Signature: ..........................................................

Name: ..........................................................................

Name of Firm: ..................................................................
                                 (Please Print)

Address of Firm: ...............................................................

 ................................................................................
                               (Include Zip Code)

Area Code and Telephone No.: ...................................................

Dated: .........................................................................

--------------------------------------------------------------------------------

                            CASH PAYMENT INSTRUCTIONS

         Subject to the terms and conditions set forth below and in the Proxy Statement, the Company agrees to make a Cash Payment to each cumulative preferred shareholder on the Record Date who voted "FOR" the Proposed Amendment if (but only if) the Proposed Amendment is approved and adopted by the shareholders of the Company. The Cash Payment will be made in the amount of $1 per Share to each cumulative preferred shareholder of record who voted "FOR" the Proposed Amendment. In order for the delivery of a Proxy to be valid and effective, the Proxy must be properly completed, executed and received by Georgeson prior to 5:00 p.m., New York City time, on [ ], 2000 unless extended (the "Expiration Date") (or in the case of Proxies sent via facsimile transmission prior to the Expiration Date, cumulative preferred shareholders whose executed original Proxies are received by Georgeson prior to 5:00 p.m., New York City time, on the third business day following the Expiration Date).

         Cash Payments will be made by deposit with [ ], which will act as agent for the cumulative preferred shareholders for the purpose of receiving payments from the Company and transmitting such payments to such shareholders. Such Cash Payments will be made by check to the cumulative preferred shareholders unless the special payment instructions set forth below are completed.

         -----------------------------     --------------------------------
          SPECIAL PAYMENT INSTRUCTIONS      SPECIAL PAYMENT INSTRUCTIONS

          TO BE COMPLETED ONLY IF THE      TO BE COMPLETED ONLY IF THE
          CHECK FOR CASH PAYMENT IS TO     CHECK FOR CASH PAYMENT IS TO
          BE ISSUED IN THE NAME OF AND     BE SENT TO SOMEONE OTHER THAN
          SENT TO SOMEONE OTHER THAN       THE UNDERSIGNED, OR TO THE
          THE UNDERSIGNED.                 UNDERSIGNED AT AN ADDRESS OTHER
                                           THAN THAT SHOWN ON PAGE 4 OF
                                           THIS DOCUMENT.

          ISSUE CHECK TO:                  MAIL CHECK TO:


          NAME . . . . . . . . . . . .     NAME . . . . . . . . . . . . .
                   (PLEASE PRINT)                    (PLEASE PRINT)

          ADDRESS. . . . . . . . . . .     ADDRESS. . . . . . . . . . . .

          . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . .

          . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . .
              (INCLUDE ZIP CODE)                  (INCLUDE ZIP CODE)

          . . . . . . . . . . . . . .
           (TAXPAYER IDENTIFICATION
          OR SOCIAL SECURITY NUMBER(S)
                    OF PAYEE)*


          * PLEASE ALSO COMPLETE THE
            ENCLOSED SUBSTITUTE FORM W-9.

         -----------------------------     --------------------------------

         If you wish to irrevocably transfer a Proxy to a subsequent holder of the Shares who was not a holder of record on [ ], 2000, please sign the following.

--------------------------------------------------------------------------------
                               IRREVOCABLE PROXY*
                 WITH RESPECT TO SHARES OF CUMULATIVE PREFERRED
                       STOCK OF MONONGAHELA POWER COMPANY

The undersigned hereby irrevocably appoints:


                          ----------------------------
                        TYPE OR PRINT NAME OF TRANSFEREE


as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on [ ], 2000, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.


         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.


         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that pursuant to any of the procedures described in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Proxy Statement.


                    DESCRIPTION OF CUMULATIVE PREFERRED STOCK

                      CERTIFICATE NUMBER(S)
SERIES OF PREFERRED       (ATTACH LIST IF     TOTAL NUMBER OF SHARES REPRESENTED
     STOCK                   NECESSARY)             BY SHARE CERTIFICATE(S)
--------------------  ---------------------   ----------------------------------

--------------------  ---------------------   ----------------------------------

--------------------  ---------------------   ----------------------------------

--------------------  ---------------------   ----------------------------------
                                               TOTAL:
--------------------  ---------------------   ----------------------------------

--------------------------

*   This irrevocable proxy must be signed on the next page to be effective.

--------------------------------------------------------------------------------
                                IRREVOCABLE PROXY
                 SIGNATURE(S) OF RECORD OR AUTHORIZED SIGNATORY

 ...............................................................................
                                   (Signature)

 ...............................................................................
                                 (Please Print)

Dated: .........................................................................

Tax Identification or Social Security No.(s): ..................................

 ...............................................................................
                                   (Signature)

 ...............................................................................
                                 (Please Print)

Dated: .........................................................................

Tax Identification or Social Security No.(s): ..................................

 ...............................................................................


* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Record Date on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information.


                            GUARANTEE OF SIGNATURE(S)

Authorized Signature: ..........................................................

Name: ..........................................................................

Capacity (Full Title): .........................................................

Name of Firm: ..................................................................
                                 (Please Print)

Address of Firm: ...............................................................

 ...............................................................................
                               (Include Zip Code)

Area Code and Telephone No.: ...................................................

Dated: .........................................................................

--------------------------------------------------------------------------------

                        INSTRUCTIONS FORMING PART OF THE
                        TERMS AND CONDITIONS OF THE PROXY


         1. DELIVERY OF THIS PROXY. Subject to the terms and conditions of the Proxy Statement, a properly completed and duly executed copy of this Proxy and any other documents required by this Proxy must be received by Georgeson at its address or facsimile number set forth on the cover hereof prior to the Expiration Date (provided that the executed original of each document sent by facsimile transmission prior to the Expiration Date must be received by Georgeson at its address prior to 5:00 p.m., New York City time, on the third business day following the Expiration Date). THE METHOD OF DELIVERY OF THIS PROXY AND ALL OTHER REQUIRED DOCUMENTS TO GEORGESON IS AT THE ELECTION AND RISK OF THE CUMULATIVE PREFERRED SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY GEORGESON. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO PROXY SHOULD BE SENT TO ANY PERSON OTHER THAN GEORGESON. THE EXPIRATION DATE IS 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2000, UNLESS EXTENDED.

         2. QUESTIONS REGARDING VALIDITY, FORM, LEGALITY, ETC. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Proxies and revocations of Proxies will be resolved in the first instance by the Company, whose determination will be binding, subject only to such final review as may be prescribed by Georgeson. The Company reserves the absolute right to reject any or all Proxies and revocations that are not in proper form or the acceptance of which could, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right, subject to such final review as Georgeson may prescribe for proof of execution and ownership, to waive any irregularities or conditions of delivery as to particular Proxies or revocations. Unless waived, any irregularities in connection with deliveries must be cured within such time as the Company determines. None of the Company, Georgeson or any other person shall be under any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Proxies or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Company's interpretation of the terms and conditions of the Proxy Statement (including this Proxy and the instructions hereto) will be binding.

         3. HOLDERS ENTITLED TO GIVE A PROXY. Only a registered holder (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth in the next sentence may execute and deliver a Proxy. Any beneficial owner who is not the registered holder must arrange with such registered holder(s) to execute and deliver this Proxy on his or her behalf or must obtain an irrevocable proxy from such registered holder(s) and execute and deliver this Proxy together with such proxy. A Proxy by a cumulative preferred shareholder is a continuing proxy notwithstanding that registered ownership of the Shares has been transferred subsequent to the Record Date, unless a cumulative preferred shareholder timely revokes the prior Proxy in accordance with the procedures set forth herein and in the Proxy Statement. A person who becomes a cumulative preferred shareholder with respect to the Shares after the Record Date may consent with respect to such Shares prior to the Expiration Date by delivering a Proxy, provided that a Proxy has not been given with respect to such Shares or has been given and then revoked prior to such cumulative preferred shareholder's Proxy.

         4. SIGNATURES ON THIS PROXY; GUARANTEE OF SIGNATURES. All signatures on this Proxy must be either (i) guaranteed by an Eligible Institution or (ii) notarized. However, signatures need not be guaranteed or notarized if this Proxy is given by or for the account of an Eligible Institution.

         If this Proxy is signed by the registered holder(s) of the Shares with respect to which this Proxy is given, the signature of such registered holder(s) must correspond with the name(s) as contained on the books of the Registrar, without alteration, enlargement or any change whatsoever.

         If any of the Shares with respect to which this Proxy is given were owned of record on the Record Date by two or more joint owners, all such owners must sign this Proxy (or any proxy delivered with this Proxy if this Proxy is being signed by a holder other than the registered holder(s)). If any Shares with respect to which this Proxy is given have different registered holders, it will be necessary to complete, sign and submit as many separate copies of this Proxy and any necessary accompanying documents as there are different registered holders.

         If this Proxy is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such fact when signing, and, upon the request of the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Proxy.

         5. REVOCATION OF PROXY. Any holder of Shares as to which a Proxy has been given may revoke such Proxy as to such Shares or any portion of such Shares by filing a written notice of revocation with the Company prior to the Expiration Date. THE TRANSFER OF SHARES AFTER THE RECORD DATE WILL NOT HAVE THE EFFECT OF REVOKING ANY PROXY THERETOFORE VALIDLY GIVEN BY A HOLDER OF SUCH SHARES, AND EACH PROPERLY COMPLETED AND EXECUTED PROXY WILL BE COUNTED NOTWITHSTANDING ANY TRANSFER OF THE SHARES TO WHICH SUCH PROXY RELATES, UNLESS THE PROCEDURE FOR REVOKING PROXIES DESCRIBED BELOW HAS BEEN COMPLIED WITH.

         To be effective, a written notice of revocation must (i) contain the name of the registered holder, the certificate numbers to which such revocation relates, the principal amount of Shares to which such revocation relates and the signature of the holder (with such signature, and the signatures in any accompanying proxy, notarized or guaranteed as described above), and (ii) be accompanied by a properly completed irrevocable proxy if such holder is not the registered holder of such Shares.

         To be effective, the revocation (or, if the holder is not the registered holder, the accompanying irrevocable proxy) must be executed by the registered holder of such Shares in the same manner as the name of the registered holder appears on the Register on the Record Date. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A REVOCATION OF THE PROXY WILL BE EFFECTIVE ONLY AS TO THE SHARES LISTED ON THE REVOCATION AND ONLY IF SUCH REVOCATION COMPLIES WITH THE PROVISIONS OF THIS PROXY AND THE PROXY STATEMENT. Only a holder of Shares is entitled to revoke a Proxy previously given. A beneficial owner of Shares other than the registered holder must arrange with the registered holder to execute and deliver on its behalf a revocation of any Proxy already given with respect to such Shares, or obtain an irrevocable proxy in substantially the form attached hereto from the registered holder authorizing such beneficial holder to revoke such Proxy in accordance with the procedures described herein. A purported notice of revocation that is not received by the Company in a timely fashion and accepted by the Company as a valid revocation will not be effective to revoke a Proxy previously given.

         A REVOCATION OF A PROXY MAY ONLY BE RESCINDED BY THE EXECUTION AND DELIVERY OF A NEW PROXY. A HOLDER WHO HAS DELIVERED A REVOCATION MAY THEREAFTER DELIVER A NEW PROXY BY FOLLOWING ONE OF THE DESCRIBED PROCEDURES AT ANY TIME PRIOR TO THE EXPIRATION DATE.

         6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions of the Proxy Statement, subject (if required) to the agreement of Georgeson.

         7. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions regarding the Proxy or relating to the procedure of giving a Proxy as well as requests for assistance or for additional copies of the Proxy Statement and this Proxy should be directed to Georgeson Shareholder Securities Corp., 17 State Street, New York, New York 10004, telephone (toll free) 1-800-223-2064.

         8. SUBSTITUTE FORM W-9. Each Holder executing this Proxy is required to provide the correct TIN on Substitute Form W-9 which is provided under the heading "Important Tax Information", and to indicate that the holder is not subject to backup withholding by checking the box on Part 2 of the Substitute Form W-9. Failure to provide the information on the form may subject the holder to 31% Federal income tax withholding on the payments made to the holder or other payee with respect to the Proxy. If the consenting holder does not have a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then such holder should write "Applied for" in the space for the TIN in Part 1, check the box in Part 3, sign and date the form, and give it to Georgeson. In addition, a holder who checked the box in Part 3 must complete the "Certificate of Awaiting Taxpayer Identification Number." Generally, such holder will then have 60 days to obtain a TIN and furnish it to Georgeson by completing a new Form W-9, including a new TIN. Notwithstanding that the box in Part 3 on the Substitute Form W-9 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), Georgeson will withhold 31% of all such payments until such time as a properly certified TIN is provided to Georgeson but not longer than 90 days, after which time the funds will be turned over to the Internal Revenue Service.

                            IMPORTANT TAX INFORMATION

         Under Federal income tax law, a cumulative preferred shareholder who will receive a Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide Georgeson with either such cumulative preferred shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such preferred shareholder is an individual, the TIN is such preferred shareholder's social security number. For business and other entities, the number is the Federal employer identification number. If Georgeson is not provided with the correct TIN or properly completed Form W-8, the cumulative preferred shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, Cash Payments made to a cumulative preferred shareholder with respect to Shares voted pursuant to the proxy may be subject to backup withholding. The Form W-8 can be obtained from Georgeson. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional instructions.

         If Federal income tax backup withholding applies, Georgeson is required to withhold 31% of any payments made to the cumulative preferred shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on payments that are made to a cumulative preferred shareholder with respect to Cash Payments, the cumulative preferred shareholder is required to notify Georgeson of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the preferred shareholder has not been notified by the Internal Revenue Service that he or she is subject to Federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the cumulative preferred shareholder that he or she is no longer subject to Federal income tax backup withholding. Foreign cumulative preferred shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign cumulative preferred shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Cash Payments.

WHAT NUMBER TO GIVE GEORGESON

         The cumulative preferred shareholder is required to give Georgeson the TIN of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W- 9" below for additional guidance on which number to report.


     SEE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF
                SUBSTITUTE FORM W-9" FOR ADDITIONAL INSTRUCTIONS.

                                   SUBSTITUTE
                                    FORM W-9
---------------------------------------------------------------------------------------------------
PAYER'S NAME:
---------------------------------------------------------------------------------------------------
                     PART 1 - PLEASE PROVIDE YOUR             PART 2 - CHECK THIS BOX IF YOU ARE
                     TIN IN THIS BOX AND CERTIFY              NOT SUBJECT TO BACKUP
                     BY SIGNING AND DATING BELOW.             WITHHOLDING EITHER BECAUSE (1) YOU
    SUBSTITUTE                                                HAVE NOT BEEN NOTIFIED THAT YOU ARE
     FORM W-9          SOCIAL SECURITY NUMBER OR              SUBJECT TO BACKUP WITHHOLDING AS A
                       EMPLOYMENT IDENTIFICATION              RESULT OF FAILURE TO REPORT ALL
                                 NUMBER                       INTEREST OR DIVIDENDS OR (2) THE
                                                              INTERNAL REVENUE SERVICE HAS
                                                              NOTIFIED YOU THAT YOU ARE NO LONGER
 DEPARTMENT OF THE                                            SUBJECT TO BACKUP WITHHOLDING.
 TREASURY INTERNAL                                                             [ ]
  REVENUE SERVICE
                          ---------------------

----------------------------------------------------------------------------------------------------
  PAYER'S REQUEST     CERTIFICATION:  UNDER PENALTIES
   FOR TAXPAYER       OF PERJURY, I CERTIFY THAT THE
  IDENTIFICATION      INFORMATION PROVIDED ON THIS
   NUMBER (TIN)       FORM IS TRUE, CORRECT AND
                      COMPLETE

                      NAME . . . . . . . . . . . .
                             (PLEASE PRINT)

                      ADDRESS  . . . . . . . . . .            PART 3 - CHECK THIS BOX IF YOU ARE
                                                              AWAITING TIN

                      . . . . . . . . . . . . . . .                           [ ]
                           (INCLUDE ZIP CODE)


                      SIGNATURE. . . . . . . . . .

                      DATE . . . . . . . . . . . .
----------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM TO GEORGESON MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE PROXY. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9



--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to obtain a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer indemnification number within sixty days of the date hereof, 31% of all reportable payments due to me will be withheld until I provide a number.

Signature . . . . . . . . . . . . . . Date . . . . . . . . . . . . . . . . . . .

--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

         PURPOSE OF FORM

         A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

         HOW TO OBTAIN A TIN

         If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for Individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

         To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payor must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payor must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payor must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payor is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

         As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

         WHAT IS BACKUP WITHHOLDING?

         Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

         If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     (1)  You do not furnish your TIN to the requester, or

     (2)  The IRS notifies the requester that you furnished an incorrect TIN, or

     (3) You are notified by the IRS that you are subject to withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     (4) You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     (5)  You do not certify your TIN.

         Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Signing the Certification, below if you are an exempt payee.

         PAYEES EXEMPT FROM BACKUP WITHHOLDING

         Payees specifically exempted from backup withholding on ALL payments include the following:

     *    A corporation.
     *    A financial institution.
     * An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).
     *    The United States or any agency or instrumentality thereof.
     * A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
     * A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
     * An international organization or any agency or instrumentality thereof.
     * A registered dealer in securities or commodities registered in the United States or a possession of the United States.
     *    A real estate investment trust.
     *    A common trust fund operated by a bank under section 584(a).
     * An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
     * An entity registered at all times under the Investment Company Act of 1940.
     *    A foreign central bank of issue.
     * A futures commission merchant registered with the Commodity Futures Trading Commission.
     * A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

*         Payments to nonresident aliens subject to withholding under section
          1441.
     * Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
     *    Payments of patronage dividends not paid in money.
     *    Payments made by certain foreign organizations.
     *    Payments made to a nominee.
     *    Section 404(k) payments made by an ESOP.

         Payments of interest not generally subject to backup withholding include the following:

     * Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     * Payments of tax exempt interest (including exempt-interest dividends under section 852)
     *    Payments described in section 6049(b)(5) to nonresident aliens.
     *    Payments on tax-free covenant bonds under section 1451.

     *    Payments made by certain foreign organizations.
     *    Payments made to a nominee.
     *    Mortgage interest paid to you.

         Other types of payments generally not subject to backup withholding include:

     *    Wages.
     * Distributions from a pension, annuity, profit-sharing or stock bonus plan, or an IRA.
     *    Distributions from an owner-employee plan.
     *    Certain surrenders of life insurance contracts.
     * Gambling winnings, if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.
     *    Real estate transactions reportable under section 6045.

         Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6050A and 6050N and their regulations.

                               PRIVACY ACT NOTICE

         Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


                                    PENALTIES

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.-If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     (4) MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

                              SPECIFIC INSTRUCTIONS

         WHAT NAME AND NUMBER TO GIVE THE REQUESTER

NAME -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

NUMBER -- If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE "CERTIFICATION" ON THE SUBSTITUTE FORM W-9

     (1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984, AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983 -- You are required to furnish your correct TIN, but you are not required to sign the certification.

     (2) INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983, AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983 -- You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, do not check the box in Part 2 of the form.

     (3) REAL ESTATE TRANSACTIONS. You must sign the certification. Do not check the box in Part 2 of the form.

     (4) OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified that you have previously given an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     (5) MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

     (6) EXEMPT PAYEES AND PAYMENTS. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

     (7) TIN "APPLIED FOR." Follow the instructions under How To Obtain a TIN, on page 13, and sign and date this form.

         SIGNATURE: For a joint account, only the person whose TIN is shown in
Part 1 should sign.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------------------
                                                                                     GIVE THE EMPLOYER
FOR THIS TYPE OF          GIVE THE SOCIAL              FOR THIS TYPE OF              IDENTIFICATION
ACCOUNT:                  SECURITY NUMBER OF-          ACCOUNT:                      NUMBER OF-

1. An individual's        The individual               6. A valid trust, estate,     The legal entity(4)
   account                                                or pension trust

2. Two or more            The actual owner of the      7. Corporate account          The corporation
   individuals (joint     account or, if combined
   account)               funds, the first individual
                          on the account(1)

3. Custodian account      The minor(2)                 8. Association, club,         The organization
   of a minor (Uniform                                    religious,
   Gift to Minors Act)                                    charitable,
                                                          educational, or
                                                          other tax-exempt
                                                          organization
                                                          account

4. a. The usual           The grantor-trustee(1)      9.  Partnership account        The partnership
      revocable
      savings trust
      account
      (grantor is also
      trustee)

   b. So-called trust     The actual owner(1)         10. A broker or                The broker or nominee
      account that is                                     registered nominee
      not a legal or
      valid trust
      under State law

5. Sole proprietorship     The owner(3)               11. Account with the           The public entity
   account                                                Department of
                                                          Agriculture in the
                                                          name of a public
                                                          entity (such as a
                                                          State or local
                                                          government, school
                                                          district, or prison)
                                                          that receives
                                                          agricultural
                                                          program payments


(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated to the account title.)


NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.